EXHIBIT 32.1



            CERTIFICATION PURSUANT TO 18 U.S.C 1350, AS ADOPTED, AND
        THE REQUIREMENTS OF SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Quarterly Report on Form 10-QSB (the "Report") of Amplidyne, Inc. (the "Company") for the nine months ended September 30, 2004, I, Tarlochan Bains, Chief Executive Officer and Principal Accounting Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.


/S/ TARLOCHAN. BAINS
--------------------------
Tarlochan Bains
Chief Executive Officer and
Principal Accounting Officer

November 22, 2004


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